                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

    - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  AUGUST 31, 1999
                                                         ---------------



                            AZTEC MANUFACTURING CO.
                            -----------------------
            (Exact name of Registrant as specified in its charter)



     TEXAS                         0-2733                      75-0948250
     -----                         ------                      ----------
(State or other               Commission File No.           (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation or
organization)


                               400 NORTH TARRANT
                             CROWLEY, TEXAS  76036
                            ----------------------
                   (Address of principal executive offices,
                              including zip code)
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Registrant's Telephone Number, including Area Code:  (817) 297-4361

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated September 13, 1999.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial statements of business acquired. On August 31, 1999, Aztec Manufacturing Co., (the "Company") and certain of its subsidiaries completed the acquisition (the "Acquisition") of certain assets of Compressed Gas Insulated Transmission A Division of ABB Power T& D Company, Inc. ("CGIT") pursuant to an Asset Purchase Agreement, dated August 31, 1999. Such assets constitute substantially all of the assets formerly used by CGIT in connection with its business of manufacturing compressed gas insulated transmission bus duct. The financial statements required to be filed by Item 7 (a) of Form 8-K are filed herewith as Exhibit 99.1.

     (b) Pro forma financial information. The pro forma financial information required to be filed by Item 7 (b) of Form 8-K is filed herewith as
          Exhibit 99.2.

     (c)  Exhibits:

          Exhibit
          Number                 Exhibit
          ------                 -------
          23                     Consent of Ernst & Young LLP

          99.1                   Financial Statements of CGIT as of the eight months ended
                                 August 31, 1999 and 1998 (unaudited), and for the year ended
                                 December 31, 1998 with Report of Independent Auditors.

          99.2                   Unaudited Pro Forma Combined Condensed Balance Sheet of the
                                 Company and CGIT as of August 31, 1999; and Unaudited Pro Forma
                                 Combined Condensed Statements of Operations of the Company and
                                 CGIT for the six months ended August 31, 1999 and for the year ended February 28, 1999.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AZTEC MANUFACTURING CO.



     DATE: 11/15/99           By: /s/ Dana Perry
           --------              -------------------------------------
                              Dana Perry
                              Vice President Finance
                              Chief Financial Officer

                                       2
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                               INDEX TO EXHIBITS
                               -----------------

EXHIBIT
NUMBER             EXHIBIT
-----------        -------
    23             Consent of Ernst & Young LLP.

   99.1            Financial Statements of CGIT as of the eight months ended August
                   31, 1999 and 1998 (unaudited), and for the year ended December
                   31, 1998 with Report of Independent Auditors.

   99.2            Unaudited Pro Forma Combined Condensed Balance Sheet of the
                   Company and CGIT as of August 31, 1999; and Unaudited Pro Forma
                   Combined Condensed Statements of Operations of the Company and
                   CGIT for the six months ended August 31, 1999 and the year ended
                   February 28, 1999.

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